Defiance Nasdaq 100 LightningSpread Income ETF
Schedule of Investments
November 30, 2025 (Unaudited)

PURCHASED OPTIONS - 99.6% (a)	Notional Amount	Contracts	Value
Call Options - 99.5%
Nasdaq 100 Stock Index, Expiration: 12/19/2025; Exercise Price: $1,001.44 (b)(c)(d)(e)	$27,978,379	11	$26,878,782

Put Options - 0.1%
Nasdaq 100 Index, Expiration: 12/01/2025; Exercise Price: $25,270.00 (b)(c)	12,717,445	5	16,475
TOTAL PURCHASED OPTIONS (Cost $26,332,301)			26,895,257

SHORT-TERM INVESTMENTS
U.S. TREASURY BILLS - 1.0%		Principal
3.64%, 08/06/2026 (f)(g)		$282,000	275,206
TOTAL U.S. TREASURY BILLS (Cost $275,131)			275,206

TOTAL INVESTMENTS - 100.6% (Cost $26,607,432)			27,170,463
Liabilities in Excess of Other Assets - (0.6)%			(154,689)
TOTAL NET ASSETS - 100.0%			$27,015,774

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Exchange-traded.
(c)	100 shares per contract.
(d)	FLexible EXchange® Options.
(e)
Fair value of this security exceeds 25% of the Fund’s net assets. Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(f)	The rate shown is the annualized yield as of November 30, 2025.
(g)	All or a portion of security has been pledged as collateral for written options. The fair value of assets committed as collateral as of November 30, 2025 is $275,159.

Defiance Nasdaq 100 LightningSpread Income ETF
Schedule of Written Options
November 30, 2025 (Unaudited)

WRITTEN OPTIONS - (0.1)%	Notional Amount	Contracts	Value
Put Options - (0.1)%
NASDAQ 100 Index, Expiration: 12/01/2025; Exercise Price: $25,400.00 (a)(b)	$(12,717,445)	(5)	$(35,500)
TOTAL WRITTEN OPTIONS (Premiums received $46,799)			$(35,500)

Percentages are stated as a percent of net assets.

(a)	Exchange-traded.
(b)	100 shares per contract.

Summary of Fair Value Disclosure as of November 30, 2025 (Unaudited)

Defiance Nasdaq 100 LightningSpread Income ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of November 30, 2025:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Purchased Options	$–	$26,895,257	$–	$26,895,257
U.S. Treasury Bills	–	275,206	–	275,206
Total Investments	$–	$27,170,463	$–	$27,170,463

Liabilities:
Investments:
Written Options	$–	$(35,500)	$–	$(35,500)
Total Investments	$–	$(35,500)	$–	$(35,500)

Refer to the Schedule of Investments for further disaggregation of investment categories.